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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2004


                                CDKNET.COM, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-27587                   22-3586087
        --------                        -------                   ----------
(State of Incorporation)        (Commission File Number)        (IRS Employer
                                                             Identification No.)


                                948 US Highway 22
                           North Plainfield, NJ 07060
                    (Address of Principal Executive Offices)


                                 (908) 769-3232
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))
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Explanatory Note: This filing is late. Information contained in the filing is also contained in the Form 10-KSB report for the year ended may 31, 2004, filed on September 17, 2004. Since the material documents relating to the transactions were executed in May 2004, this report relates to the completion of the transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

Introduction

On May 24, 2004 we completed the merger ("Merger") of CDK Merger Corp., a wholly owned subsidiary of the Company ("Merger Sub") with Miletos, Inc. a Delaware corporation ("Miletos") pursuant to that Agreement and Plan of Merger dated May 7, 2004 by and among the company, Merger Sub and Miletos, and Andreas Typaldos, in his individual capacity and as representative (the "Representative") of the following stockholders Miletos (collectively, the "Designated Stockholders"):
Renee Typaldos, Patra Holdings LLC, Andreas Typaldos Family Limited Partnership and Renee Typaldos family Partnership, Ltd. (the "Merger Agreement")

The Transactions

On May 24, 2004, CDK Merger Corp., our wholly owned subsidiary, filed a merger certificate completing the acquisition of Miletos, Inc., a previously unaffiliated Delaware corporation. The consideration for the Merger was 16,090,577 restricted shares of our common stock and the assumption of certain liabilities of Miletos' predecessor and former controlling equity holders. The Merger was completed according to the terms of a Agreement and Plan of Merger dated as of May 7, 2004 by and among CDKNet.Com, Inc., CDK Merger Corp., Miletos, and certain majority shareholders of Miletos. Under the Merger Agreement, we also issued an additional 250,000 shares of common stock to certain former holders of Miletos stock which are placed in escrow. If we have liability for a breach of representation or warranties under the Merger Agreement, the shares could be released to those holders, or, if at the end of one year we do not have any indemnification liabilities, the shares will be returned and cancelled. The same former Miletos shareholders also placed 1,155,000 of the 16,090,577 shares issued in the Merger in escrow to cover any indemnification liabilities they may have. Our shares of common stock were issued in reliance upon Section 4(2) or 4(6) of the Securities Act of 1933 to 36 stockholders of Miletos, all of which represented that they were accredited investors and 8 of which are the majority holders of Miletos who are affiliates of Andreas Typaldos. As a result of the Merger, Miletos merged into CDK Merger Corp., which changed its name to Arkados, Inc.

Prior to the Merger, on March 23, 2004, Miletos acquired the assets and business of Enikia, LLC, a Delaware limited liability company at a public foreclosure sale, including the intellectual property upon which Arkados' development efforts are based. Miletos was formed in February 2004, by control affiliates of Enikia. These control affiliates were both secured creditors of Enikia and holders of the controlling equity interest in Enikia. They contributed a secured promissory note to Miletos in the initial principal amount of $9,221,000, dated June 1, 2002. The promissory note also represents obligations to the lender for additional advances to Enikia by the control group which brought the aggregate principal due at the time of foreclosure to approximately $11,100,000. At the foreclosure sale, Miletos forgave $4,000,000 of the secured obligation in exchange for substantially all of the assets of Enikia. Since CDK and Subsidiaries prior to the Merger had no meaningful operations, the Merger was treated as a reorganization of

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Arkados via a reverse merger with CDKNet.com, Inc. for accounting purposes. The assets acquired at the foreclosure sale and certain liabilities assumed by CDK were recorded as historical cost.

The 16,090,577 shares issued as part of the Merger to the former Miletos holders represented approximately 73% of our total outstanding stock.

We plan to continue to use the assets of Arkados for the development and planned production and sale of semiconductor solutions for powerline networks.

Item 5.01 Changes in Control of the Registrant
          ------------------------------------

As part of the Merger and related transactions, Andrew Schenker and Anthony Bonomo resigned as officers and directors and the following were appointed by Steven Horowitz to serve as directors effective upon compliance with the filing and mailing requirements of Schedule 14F-1 (the "Appointees"):

     o  Oleg Logvinov
     o  William R. Carson
     o  Andrew S. Prince
     o  Gennaro Vendome

Mr. Horowitz will resign as a director when the above appointments are effective.

The following table sets forth certain information known to us about the beneficial ownership of our Common Stock, as of August 31, 2004, by each beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

--------------------------------------- ----------------------- ----------------

                                        Amount and Nature of    Percent of Class
Name and Address of Beneficial Owner    Beneficial Ownership    (1)
--------------------------------------- ----------------------- ----------------
--------------------------------------- ----------------------- ----------------
Andreas Typaldos                        12,297,443(2)           53%
44 West 77th Street
New York, NY
--------------------------------------- ----------------------- ----------------
--------------------------------------- ----------------------- ----------------
Norris McLaughlin & Marcus, P.A.        1,876,328(3)            8%
721 Route 202-206
Bridgewater, NJ  08807
--------------------------------------- ----------------------- ----------------

(1) Based upon 23,012,266 shares of Common Stock outstanding as of August 31, 2004 (not including 250,000 shares issued in escrow) and with respect to each stockholder, the number of shares which would be outstanding upon the exercise by such stockholder of outstanding rights to acquire stock, either upon exercise of outstanding options, warrants or conversion of other securities exercisable within 60 days.

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(2)   Includes (i) 750,000 shares owned by Renee Typaldos, Mr. Typaldos' wife;
      (ii) 5,390,167 shares owned by the Andreas Typaldos Family Limited Partnership, of which Mrs. Typaldos is the sole general partner; (iii) 2,000,000 shares owned by Patras Holdings LLC, a limited liability company of which Mr. Typaldos is the managing member; (iv) 750,000 shares held by each of Mr. Typaldos' children; and (v) 1,407,276 shares which may be purchased from Norris McLaughlin & Marcus, P.A. for $705,000 on or before May 24, 2005.

(3)   Of which 1,407,276 are subject to an option described in note 2.

We believe that all persons have full voting and investment power with respect to the shares. Under the rules of the Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which the person has the right to acquire within 60 days, such as convertible notes, warrants or options to purchase shares of Common Stock.

Beneficial ownership is determined in accordance with the rules of the Commission generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.

As described above, following the Effective Date of the Merger, four directors were appointed (subject to compliance with Section 14f-1) and several officers were appointed. The new directors will serve as directors through the current term until they are re-elected or new directors are elected pursuant to the Company's certificate of incorporation, by-laws and applicable law.

The following tables set forth information regarding the Company's current executive officers director Appointees and sole director:

-------------------------------- ------- ---------------------------------------
Name                             Age     Position
-------------------------------- ------- ---------------------------------------
-------------------------------- ------- ---------------------------------------
Oleg Logvinov                    41      President, CEO and Appointed Director
-------------------------------- ------- ---------------------------------------
Kirk Warshaw                     46      CFO, Treasurer and Secretary
-------------------------------- ------- ---------------------------------------
William H. Carson                57      Appointed Director
-------------------------------- ------- ---------------------------------------
Andrew S. Prince ,MBA, JD        60      Appointed Director
-------------------------------- ------- ---------------------------------------
Gennaro Vendome                  57      Appointed Director
-------------------------------- ------- ---------------------------------------
Steven A. Horowitz               45      Director
-------------------------------- ------- ---------------------------------------

Oleg Logvinov was appointed President, CEO and a director (subject to compliance with Rule 14f-1) on August 12, 2004 and has served as President of Arkados since the Merger. Prior to the Merger, from February, 2000 to March, 2004, Mr. Logvinov served as Vice President of Engineering and later as President of Enikia LLC. From March, 1998 to February, 2000, he

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served as Senior Director of Product Development and System Engineering at
OpenCon Systems Inc., a telecommunications software service provider, and later CyberPath Inc., a venture-funded VoDSL Gateway company spun off by OpenCon Systems Inc. Prior to that, he held senior management positions at NITECH, INC from1996 to 1998, and CEM, Inc from 1991 to 1996. Mr. Logvinov holds a masters degree in electrical engineering from the Technical University of Ukraine (KPI). He has also worked as a senior research scientist and later research team leader at an R&D laboratory at the Technical University of Ukraine and the Ukraine Department of Energy.

Kirk Warshaw, CPA was appointed CFO of Arkados in June 2004 and was appointed our CFO, Treasurer and Secretary August 12, 2004. Mr. Warshaw started his career at Deloitte Haskins & Sells (Deloitte & Touch) as a Senior Accountant. Subsequently, Mr. Warshaw was employed in the banking industry, including a position as the CFO of Amerifederal Savings Bank from 1987 to 1990 where he supervised the accounting, retail branches, corporate services, consumer lending, and data processing departments. He was directly responsible for asset / liability, and interest rate risk management; tax, budget, and insurance functions; capital planning, regulatory compliance and financing activities. From 1990 to 1991 he was the bank President and CEO where he resolved numerous non-performing assets and operating problems, prepared business plans, negotiated loan workout plans, and participated in the resolution and sale of the bank. He has direct ownership interests and managerial roles with a variety of businesses, including radio stations, an executive recruitment entity, and a firm which provides personal financial planning services. In addition, he acts as a financial and business consultant to several small businesses. Mr. Warshaw, a Certified Public Accountant since 1982, holds a BS in accounting and marketing from Lehigh University.

William H. Carson was appointed a director (subject to compliance with Rule 14f-1) on June 1, 2004. Mr. Carson is currently serving as SVP, Regulatory, Technical & Governmental Affairs of Galderma Laboratories, a pharmaceutical joint venture of Nestle and L'Oreal. Mr. Carson has also served as president of Biotherm Polymers and from 1996 through 1999 he also held the position of VP Scientific Affairs of Bayer Consumer Care.

Andrew S. Prince, MBA, JD, was appointed a director (subject to compliance with Rule 14f-1) on June 1, 2004. Mr. Prince has been Chief Executive Officer and President of public and private companies and Managing Member and Chief Operating Officer of a private equity fund, Managing Member of investment banking and consulting firms and a Senior Government Official. Mr. Prince has had a distinguished career assisting large and small organizations develop and implement their business development strategies. He has extensive background in all facets of operations in both small and large organizations as well as experience in corporate merger and acquisition transactions, strategic planning and management development activities. Mr. Prince has helped healthy companies to expand and troubled companies to overcome their problems. He has provided senior executive leadership and vision to, and as a member of, various boards, development and implementation of strategic business plans, and been responsible for the management of operations. Mr. Prince has focused on elements of corporate expansion including operating efficiencies, margin improvements, tactical planning, market growth and development, infrastructure analysis and business process reengineering. He has been involved in and responsible for numerous mergers and acquisitions, strategic relationships and other joint ventures, and financing events, including their financial and strategic analysis, structuring and negotiations. Mr. Prince has served as Deputy Assistant Secretary of the Navy.

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He was responsible for the Defense Department's worldwide sea-lift logistics operations and the other operations of the Military Sealift Command. Among his accomplishments were, rationalizing logistics activities resulting in significant cost savings, directing the Navy's first outsourcing program, developing new support programs and negotiating leases and acquisitions of ships. He is a retired Naval Reserve Captain whose responsibilities included two years as the Commanding Officer of a Submarine Support facility. On active duty, his tours included service aboard the USS Nautilus. Mr. Prince also was an attorney with a major Wall Street law firm and is admitted to practice before New York state courts, Federal courts, and the United States Supreme Court. Mr. Prince is a graduate of the United States Naval Academy, earning his B.S. degree in Mathematics and Physics, the United States Naval Submarine School and the Naval Nuclear Power Program. He received, concurrently, his J.D. and M.B.A. degrees from the Harvard Law School and Harvard Business School respectively.

Gennaro Vendome was appointed a director (subject to compliance with Rule 14f-1) on June 1, 2004. He is a founder of AXS-One, Inc. and has been a Vice President and director since AXS-One's formation in 1978. In April 2002, Mr. Vendome was named Executive Vice President of Sales, Marketing and Consulting for North America. Mr. Vendome was Treasurer of AXS-One from 1981 until 1991 and Secretary of the Company from 1982 until 1991. AXS-One designs, markets and supports n-tier, Internet-enabled client/server, e-business, financial, workflow, desktop data access and storage solutions and email compliance software for global 2000 businesses, and scheduling and time and expense solutions for professional services organizations. AXS-One also offers consulting, implementation, training and maintenance services in support of its customers' use of its software products.

Steven A. Horowitz served as Chairman of the Board of Directors and Chief Executive Officer since May 1998 until August 12, 2004. Mr. Horowitz served as our Secretary from May 1998 to May, 2002 and became Secretary again in October, 2002 until Mr. Warshaw was appointed Secretary August 12, 2004. He served as our Chief Financial Officer from October 1999 until 2001. Additionally, Mr. Horowitz has served as the managing member of Creative Technology and CDKnet, LLC since October, 1998 and November, 1998, respectively. Mr. Horowitz holds various titles in companies in which Diversified has invested in including, CEO of Eascent and CEO of Optical. On October 22, 2002 he became President, CEO and Chairman of the Board of Genio Group, Inc. (formerly National Management Consulting, Inc.). He resigned as an officer of Genio in September 2003 and as a director in January 2004. Since April 1, 2000, he has served as a partner in Moritt, Hock, Hamroff & Horowitz, LLP, a Garden City, New York-based law firm. From October 1, 1991 to March 2000, he was the founding principal of Horowitz, Mencher, Klosowski, & Nestler, P.C., a Garden City, New York-based law firm. Mr. Horowitz holds a degree from Hofstra University School of Law and a Master of Business Administration degree in Accounting from Hofstra University School of Business. Mr. Horowitz is an Adjunct Professor of Law at Hofstra University School of Law. In 1986 and 1987, Mr. Horowitz was Director of Taxes for Symbol Technologies, Inc., a New York Stock Exchange corporation. Mr. Horowitz is a member of the American Bar Association and the New York State Bar Association.

None of the Appointees or officers has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the last five years nor have they been, or are subject to a judgment, decree and final order enjoining future violations of, or prohibiting

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activities subject to, federal or state securities laws, as a result of being a party during the last five years to a civil proceeding of a judicial or administrative body of competent jurisdiction.

The information set forth in "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated herein by reference.

Item 5.03 Amendment to Article of Incorporation or Bylaws; Change in Fiscal Year
          ----------------------------------------------------------------------

Following the Merger, by resolution of our sole director, we changed our fiscal year end from June 30 to May 31. This change resulted in our filing a Form 10-KSB with audited financial statement including the assets, liabilities and operations of the acquired business assets before the Form 10-KSB report for the year ended June 30, 2004 would have been due.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a) Financial Statements.

         The financial statements for the business acquired describe din Item
2.01 of this Report were filed as part of our Form 10-KSB report for the year ended May 31, 2004 and are incorporated herein by reference. Pursuant to Regulation S-X210.3-05(b)(4)(B)(iii) and (iv), separate financial statements of the acquired business are not required because the balance sheet and operating results of the acquired business were included in our audited financial statement for the required periods.

(c) Exhibits.

         All of the following exhibits are incorporated by reference to the corresponding exhibit filed with our Form 10-KSB Report for the year ended May 31, 2004:

         2.1 Agreement and Plan of Merger dated as of May 7, 2004 between CDKnet.com, Inc., CDK Merger Corp., Miletos, Inc. and Andreas Typaldos, as Representative of Certain Stockholders of Miletos, Inc.

         2.2 Amendment dated May 21, 2004 to the Agreement and Plan of Merger dated as of May 7, 2004 between CDKnet.com, Inc., CDK merger Corp., Miletos, Inc. and Andreas Typaldos, as Representative of Certain Stockholders of Miletos, Inc.

         9.1 Shareholders and Voting Agreement dated as of May 21, 2004 by and among CDKnet.com, Inc. and several stockholders.

         10.16 Consulting Agreement dated as of May 21, 2004 between CDKnet.Com, Inc. and Kirk M. Warshaw.

         10.17.1 Registration Rights Agreement dated as of May 21, 2004 between CDKnet.Com, Inc. and several Typaldos related stockholders.

         10.17.2 Registration Rights Agreement dated as of May 21, 2004 between

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                    CDKnet.Com, Inc. and several former Series A Preferred
                    stockholders.

         10.18 Consulting Agreement dated as of May 21, 2004 between CDKnet.Com, Inc. and Andreas Typaldos.

         10.19 Employment Agreement dated as of May 23, 2004 between CDKnet.Com, Inc. and Oleg Logvinov.






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CDKNET.COM, INC.


                                        By: /s/ Oleg Logvinov
                                            ----------------------------
                                            Oleg Logvinov, President

Date: October 1, 2004
















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